UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2022
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RINGCENTRAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Davis Drive, Belmont, CA 94002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 472-4100
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	RNG	New York Stock Exchange
par value $0.0001

Item 8.01     Other Events

Share Repurchase Program

As previously disclosed, on December 13, 2021, the board of directors of RingCentral, Inc., a Delaware corporation (the “Company”), authorized a share repurchase program under which it may repurchase up to $100 million of the Company's outstanding shares of Class A Common Stock. From July 1, 2022 through August 24, 2022, the Company repurchased and subsequently retired 419,214 shares of its Class A Common Stock for an aggregate amount of approximately $20 million. As of the date hereof, approximately $55 million remained available under the Company's share repurchase authorization.

Filing of Prospectus Supplement

The Company filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) dated August 19, 2022 to the prospectus dated November 12, 2019, which was included in the Company’s automatic shelf registration statement on Form S-3 (No. 333-234647)(the “Registration Statement”). The Prospectus Supplement relates to the resale from time to time of certain shares of the Company’s Class A Common Stock, $0.0001 par value per share (the “Shares”), by the stockholder referenced therein. In connection with the filing of the Prospectus Supplement, the legal opinion as to the legality of the Shares being registered is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.
Item 9.01     Financial Statements and Exhibits
(d)     Exhibits

Exhibit	Description
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 23, 2022

RINGCENTRAL, INC.

By:	/s/ John Marlow
Name:	John Marlow
Title:	Chief Administrative Officer